UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-121

Name of Registrant: Vanguard Wellington Fund

Address of Registrant:

P.O. Box 2600

Valley Forge, PA 19482

Name and address of agent for service:

Heidi Stam, Esquire

P.O. Box 876

Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2008– May 31, 2009

Item 1: Reports to Shareholders

>  Vanguard Wellington Fund returned about 9% for the six months ended May 31, 2009, topping the return of its composite index benchmark but falling slightly short of the average return of its peer group.

>  The broad stock market rallied during the half-year, notching positive returns in each of the final three months. Fixed income securities recorded solid results as the demand for bonds remained strong.

>  Within Wellington’s stock portfolio, the strongest gains came from materials, information technology, and health care holdings.

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

Your Fund’s Total Returns

Six Months Ended May 31, 2009

Total
Returns
Vanguard Wellington Fund
Investor Shares	8.60%
Admiral™ Shares	8.64
Wellington Composite Index	5.86
Average Mixed-Asset Target Allocation Growth Fund	9.06

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Average Mixed-Asset Target Allocation Growth Fund: Derived from data provided by Lipper Inc.

Admiral Shares are a lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Your Fund’s Performance at a Glance

November 30, 2008, Through May 31, 2009

			Distributions	Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellington Fund
Investor Shares	$23.79	$25.32	$0.478	$0.000
Admiral Shares	41.10	43.73	0.850	0.000

President’s Letter

Dear Shareholder,

For the fiscal half-year ended May 31, 2009, Wellington Fund’s Investor Shares and Admiral Shares both had returns of about 9%. The positive results reflected the powerful rally in the financial markets and were well ahead of the return of the fund’s composite index benchmark. The index’s return was about 6%.

Several holdings in two of the fund’s larger sectors—health care and information technology—made important contributions to overall performance. Superior stock selection in the materials sector also benefited the fund. Wellington’s return was boosted by income from its dividend-paying stocks and investment-grade bonds and by some price appreciation in the bond portfolio. At the end of May, the fund’s 30-day SEC yield was 3.48% for Investor Shares and 3.60% for Admiral Shares.

Stocks ended the period with impressive gains

Global stock markets improved significantly during the six months ended May 31. The broad U.S. stock market returned nearly 7%—the first six-month gain since October 2007. May saw the third consecutive monthly gain for U.S. stocks, with investors heartened by an apparent moderation in the bad economic news. Consumer confidence ticked higher, and earlier estimates of first-quarter GDP were revised upward.

International stocks returned about 22% for the fiscal half-year—the highest six-month return since April 2006. Higher commodity prices and a slight rebound in manufacturing orders helped reverse the steep declines that plagued international markets earlier in the period. Aggressive stimulus measures by some governments, including China’s, helped the world’s emerging markets claw their way toward recovery.

Despite encouraging signs, many investors remained fearful that long-term inflation would be kindled by the U.S. Treasury’s massive borrowing, a weaker dollar, and higher crude-oil prices. The U.S. economy also continues to struggle with high levels of unemployment.

Government actions spurred investor confidence in bonds

The fixed income market gyrated during the fiscal half-year. After Lehman Brothers’ collapse in September, investors sought the safety of U.S. Treasury bonds, considered the safest of all securities. The difference between the yields of Treasuries and those of corporate bonds surged to levels not seen since the 1930s.

The credit market crisis also rattled the municipal bond market. At the beginning of the period, municipal bond yields were higher than those of Treasuries, a reversal of the traditional relationship between taxable and tax-exempt yields. Since December, munis have stabilized in part because of federal government initiatives

Market Barometer

			Total Returns
	Periods Ended May 31, 2009
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	5.73%	-32.95%	-1.55%
Russell 2000 Index (Small-caps)	7.03	-31.79	-1.18
Dow Jones U.S. Total Stock Market Index	6.58	-32.39	-1.13
MSCI All Country World Index ex USA (International)	22.20	-35.55	5.65

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.11%	5.36%	5.01%
Barclays Capital Municipal Bond Index	9.00	3.57	4.41
Citigroup Three-Month U.S. Treasury Bill Index	0.12	0.89	3.03

CPI
Consumer Price Index	0.67%	-1.28%	2.49%

to make them more attractive. For the six months, the broad municipal bond market returned 9%.

In an effort to thaw the credit markets and stimulate the economy, the Federal Reserve Board reduced its target for short-term interest rates to an all-time low of 0% to 0.25% in December. In recent months, the Fed has unveiled plans to purchase Treasury and mortgage-backed securities to drive up their prices and push down yields, and thus keep borrowing costs, such as mortgage rates, low.

By the end of the period, bond investors were more optimistic and willing to take on riskier, higher-yielding corporate bonds. The Barclays Capital U.S. Aggregate Bond Index returned about 5% for the fiscal half-year, while high-yield bonds, as measured by the Barclays Capital U.S. Corporate High Yield Bond Index, returned nearly 37% for the same period.

Stock, bond holdings drove fund’s strong returns

The Wellington Fund’s stock portfolio, which accounted for about two thirds of the fund’s assets, generated a significant gain of about 7% for the fiscal half-year. For comparison, the S&P 500 Index returned about 4% during the same period. Three sectors, in particular, powered the fund’s performance: information technology, health care, and materials.

Although the fund’s stake in tech stocks was modest, its holdings produced double-digit returns. Corporations that

Expense Ratios
Your Fund Compared With Its Peer Group
			Average
			Mixed-Asset
	Investor	Admiral	Target Allocation
	Shares	Shares	Growth Fund
Wellington Fund	0.35%	0.23%	1.08%

The fund expense ratios shown are from the prospectus dated March 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended May 31, 2009, the annualized expense ratios were 0.37% for the Investor Shares and 0.25% for the Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2008.

had slashed their technology budgets in 2008 in response to the global economic crisis stabilized their balance sheets and began spending again on communications equipment, computer hardware, and computer software.

In the health care sector, the advisor’s assessments of company valuations were validated as two portfolio holdings––Wyeth and Schering-Plough––received merger offers at premiums to their market prices. Both stocks rose sharply. Budget tightening in research, marketing, and administrative areas also aided several of the fund’s health care holdings, helping the sector notch a double-digit gain.

As the global demand for commodities began to improve, superior stock selection in the chemicals and metals and mining subsectors lifted the fund’s investments in the materials sector. The fund’s advisor identified companies with favorable valuations that responded to cost-cutting measures and were poised for earnings growth.

Wellington’s advisor also maintained a substantial commitment to the beaten-down financial sector. The portfolio was aided by a handful of stocks that rebounded sharply after collapsing in late 2008. Wellington’s investment-bank stocks benefited from strong revenue and improved earnings.

Weaker sector performers included telecommunications. The fund’s exposure to some of the sector’s top performers was limited and some holdings produced negative results for the period.

Wellington’s fixed income portfolio, which represented roughly one-third of the fund’s assets, is composed of investment-grade corporate and U.S. government bonds. For the half-year, the fixed income portfolio returned about 10%, ahead of the return of its benchmark, the Barclays Capital U.S. Credit A or Better Bond Index, which returned about 8%.

For more on the fund’s positioning during the fiscal half-year, please see the Advisor’s Report that follows this letter.

A word on expenses

On page 4, you'll note our estimated expense ratio for fiscal 2009 and, in the footnote, the actual expense ratio for the first half of the fiscal year. Both figures are up significantly from fiscal 2008. The explanation is threefold.

First, as the value of fund assets has declined, the fund's fixed expenses are expected to account for a modestly higher percentage of fund assets.

Second, the Vanguard funds’ contracts with external advisors typically include breakpoint pricing. As assets rise above a breakpoint threshold, advisory fees are paid at a lower rate. When assets fall, as they did in the past six months, a smaller portion of assets is charged the lower rate, causing the overall rate to increase. Over time, breakpoint pricing has helped shareholders benefit from the economies of scale produced by growth in the fund’s assets.

Third, many of the Vanguard funds’ advisory contracts include a performance incentive-fee/penalty provision. If the advisor outperforms its benchmark, the firm’s fee increases; if it underperforms, the fee declines. The incentive fee structure helps ensure that the interests of the advisors and the funds’ shareholders remain aligned. During the past six months, the advisor’s strong performance relative to its benchmark resulted in an increase in the performance adjustment. The fund’s financial statements include more information about the incentive fee.

Nearly 80 eventful years of investing lessons

Vanguard Wellington Fund, which is celebrating its 80th anniversary this year, illustrates the benefits of long-term, diversified, and low-cost investing. Wellington began operations July 1, 1929. It survived the stock market crash only a few months later, followed by the Great Depression, World War II, and numerous recessions and bear markets. As unsettling as the recent period has been, the financial crisis can also be viewed as just one chapter in Wellington’s storied history, which has been marked by long-term growth in the face of sometimes daunting challenges.

It’s worth noting that the same core principles that guided Wellington through the past decades served it equally well during the extreme market volatility over the past year. While its holdings have changed over the years, Wellington has remained steadfast in its approach regardless of the market’s course. Wellington’s 1929 annual report says the fund “is designed to offer its shareholders wide diversification of selected investments and constant supervision thereof under experienced management.” Eighty years later, the message is the same, and Wellington still embraces its founding investment principles: balanced exposure to stocks and bonds, diversification, low costs, and a focus on the long term.

Over time, Wellington’s balanced and diversified approach has proved its value. The fund can play an important role in a well-designed investment plan aligned with your goals, time horizon, and risk tolerance.

Thank you for investing with Vanguard.

Sincerely,

F. William McNabb III

President and Chief Executive Officer

June 10, 2009

Advisor’s Report

Vanguard Wellington Fund returned about 9% for the six months ended May 31, 2009. The fund outperformed the Wellington Composite Index, which returned about 6% and is weighted 65% in large-capitalization stocks and 35% in high-quality corporate bonds, but finished behind its peer group, whose average return was just a bit above 9%.

The investment environment

The U.S. stock market, as measured by the Standard & Poor’s 500 Index, returned about 4% for the half-year. Equities extended their gains as investors’ risk aversion subsided amid further signs that the worst of the financial crisis may have passed and that perhaps a modest recovery was under way. Potentially troublesome developments, such as domestic inflation driven by the spike in U.S. government debt issuance, a sharp rebound in oil prices, the looming bankruptcy of General Motors, and anxiety over a potential credit-rating downgrade for United Kingdom debt, were not enough to sidetrack the rally. Rebounding consumer and business sentiment around the globe and enthusiasm over the much-anticipated results of the bank stress tests in the United States helped to propel markets higher for the period.

In the fixed income markets, there were tentative signs of an economic recovery amid the development of numerous government spending programs, including the passage of the $787 billion stimulus package, the release of the second half of the Troubled Asset Relief Program (TARP) funds, the launch and expansion of the Term Asset-Backed Securities Loan Facility (TALF), and the introduction of the Public-Private Investment Program (PPIP). These efforts to stabilize the financial system and redirect capital to the sectors in greatest need have met with some success. As sentiment improved, inflationary concerns resurfaced and yields rose on global government debt. Yield curves steepened and investors eschewed the relative safety of U.S. Treasuries, while riskier asset segments performed well. Agency mortgage-backed securities maintained superior liquidity throughout the period. Newly issued corporate bonds attracted strong demand, and even structured securities achieved better liquidity, albeit at low prices.

Our successes

Strong stock selection was the main driver of overall equity performance for the period. Select holdings in the health care, energy, financial, industrial, and materials sectors added to results. Top absolute contributors for the period included IBM, Schering-Plough, Morgan Stanley, Corning, and Wyeth. IBM’s solid earnings in a tough environment further enhanced the fund’s outperformance for the period. Schering-Plough’s stock price rose on its strong product cycle and merger with Merck. Morgan Stanley shares also rose as investment banks broadly benefited from increased volumes early in the period. Just after the close of the fiscal period, the company repaid the TARP funds it had borrowed from the U.S. Treasury. A rapid recovery in the demand for glass to make

LCD TVs and strong demand for fiber-optic cable helped Corning’s stock late in the period. The company’s differentiated technology and low-cost leadership position allow it to capture a large portion of the value created in the LCD TV supply chain. Wyeth shares gained after the company announced that it would be acquired by Pfizer at a premium.

Within the fixed income portion of the fund, our overweighted allocation to insurance, coupled with meaningfully underweighted positions in banks, sovereigns, supranationals, and foreign agencies, supported the fund’s outperformance versus the benchmark for the period. Holdings in REITs, consumer cyclicals, and noncyclicals also helped buoy returns for the period.

Our shortfalls

Security selection within the information technology and telecommunication services sectors detracted modestly from results, as did meaningfully underweighted positions in the information technology and consumer discretionary sectors and overweighted positions in the utilities and telecommunication services sectors.

Among individual holdings, absolute detractors for the period included Bank of America, Capital One, General Electric, and AT&T. Bank of America shares declined sharply early in the period as concerns about the company’s ability to absorb losses associated with both the Countrywide and Merrill Lynch acquisitions led to widespread rumors of nationalization.

We eliminated our position in early March. In May, Bank of America announced its plan to raise up to $11 billion through a common stock offering to help shore up its balance sheet. We felt it was a good opportunity to initiate a new position. Capital One experienced a rapid escalation in credit card losses as a result of the economic slowdown.

Shares of industrial and financial services giant General Electric tumbled on missed first-quarter earnings; concerns over the stability of its finance unit, GE Capital; and subsequent rating downgrades by both Moody’s and S&P. We reduced our exposure to GE, starting late in 2008, but not before the fund had borne the brunt of the share price decline. AT&T shares also fell on news that the company would subsidize the cost of Apple’s new iPhone model, cutting into profits. We maintained AT&T’s position in our top ten holdings because of its strong balance sheet, healthy free cash flows, and attractive dividend yield.

Within fixed income, our U.S. Treasury holdings, which we maintain to meet potential liquidity needs, underperformed for the period. Our holdings within the electric utilities sector also modestly detracted from overall results.

The fund’s positioning

We continue to search diligently for attractively valued companies with strong operating characteristics. We are particularly interested in the stocks of companies whose business fundamentals are poised to improve. As always, an above-average dividend is central to our stock-selection process.

Our discipline is focused on identifying industries where the outlook for supply/demand balance is favorable. In financials, balance sheet exposures are finally being played out. Supply is tight, but demand is low. We have made several changes to our equity holdings in financials, and the fund has an overweighting in this sector. Within energy, we remain positive on natural gas and oil despite their mixed performance during the period. As of the end of the period, the fund was overweighted in the energy, financial, utilities, and telecommunication services sectors, and underweighted in information technology and both consumer sectors.

With regard to the bond portfolio, we believe the government’s fiscal and monetary policies are beginning to take hold, and we are therefore positioning the portfolio for a bottoming in interest rates for this cycle and an increasing appetite for non-Treasury bonds, such as corporate and mortgage-backed issues. The bonds in the fund continue to be of very high quality, and we will continue to emphasize liquidity, primarily in the form of cash, agency debt, and agency pass-through mortgage securities. Within the sizable credit component of the fund, we are favoring the new-issue market, which offers bonds with higher yields than those paid by outstanding bonds. Among corporate bonds, we like life insurers, REITs, and wireless telephone service providers. We have also been buying taxable municipal bonds, including “Build America Bonds,” which are issued by various toll road authorities and other essential-purpose, revenue-backed agencies, with part of the interest payments covered by the U.S. government.

Edward P. Bousa, CFA, Senior Vice

President and Equity Manager

John C. Keogh, Senior Vice President

and Fixed Income Manager

Wellington Management Company, LLP

June 12, 2009

Equity Portfolio Changes
Six Months Ended May 31, 2009

Additions	Comments
Pfizer	We added a new position in this pharmaceuticals stock after Pfizer announced plans to merge with Wyeth. We feel the combined
company will grow, given Pfizer’s global distribution platform, and will meet expectations.
Philip Morris International	This spinoff from Altria is the leading tobacco company outside the
United States. The stock’s high yield and high single-digit growth make it attractive.
Wells Fargo	We added to our position based on the pending completion of the company’s merger with Wachovia.

Deletions
Altria	We sold this position to buy Philip Morris on expectations that industry growth will decelerate in the United States versus non-
U.S. markets.
DuPont	We eliminated our position in DuPont after the company stated
that it was working to address market challenges and strengthen its position in 2009.

Wellington Fund

Fund Profile

As of May 31, 2009

Share Class Characteristics

	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWELX	VWENX
Expense Ratio[1]	0.35%	0.23%
30-Day SEC Yield	3.48%	3.60%

Equity Characteristics
			Dow Jones
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	107	500	4,434
Median Market Cap	$40.8B	$38.6B	$24.3B
Price/Earnings Ratio	13.0x	17.8x	20.2x
Price/Book Ratio	1.9x	2.1x	1.9x
Return on Equity	21.7%	21.2%	19.9%
Earnings Growth Rate	12.1%	14.4%	13.8%
Dividend Yield	3.0%	2.4%	2.2%
Foreign Holdings	12.6%	0.0%	0.0%
Turnover Rate
(Annualized)	26%	—	—

Fixed Income Characteristics

Barclays
U.S.
		Credit	Barclays
		A or	U.S.
		Better	Aggregate
	Fund	Index	Index
Number of Bonds	426	1,991	8,894
Average Quality	A1	Aa3	Aa1
Yield to Maturity
(before expenses)	5.9%	5.3%	4.1%
Average Coupon	5.7%	5.6%	5.0%
Average Duration	6.1 years	5.8 years	4.1 years
Average Effective
Maturity	10.0 years	9.1 years	6.4 years
Average quality: Moody’s Investors Service.

Total Fund Volatility Measures
		Dow Jones
	Wellington	U.S. Total
	Composite	Market
	Index	Index
R-Squared	0.98	0.92
Beta	0.94	0.64

These measures show the degree and timing of the fund’s fluctuations compared with the index over 36 months.

Ten Largest Stocks (% of equity portfolio)

AT&T Inc.	Integrated
	Telecommunication
	Services	3.7%
International Business	Computer
Machines Corp.	Hardware	2.8
Chevron Corp.	Integrated Oil &
	Gas	2.6
Wells Fargo & Co.	Diversified Banks	2.5
Total SA ADR	Integrated Oil &
	Gas	2.4
ExxonMobil Corp.	Integrated Oil &
	Gas	2.1
Eli Lilly & Co.	Pharmaceuticals	1.9
JPMorgan Chase & Co.	Diversified Financial
	Services	1.9
Schering-Plough Corp.	Pharmaceuticals	1.7
Medtronic, Inc.	Health Care
	Equipment	1.6
Top Ten		23.2%
Top Ten as % of Total Net	Assets	15.1%

The holdings listed exclude any temporary cash investments and equity index products.

Fund Asset Allocation

1 The expense ratios shown are from the prospectus dated March 20, 2009, and represent estimated costs for the current fiscal year based on the fund’s current net assets. For the six months ended May 31, 2009, the annualized expense ratios were 0.37% for the Investor Shares and 0.25% for the Admiral Shares.

Wellington Fund

Sector Diversification (% of equity exposure)
			Dow Jones
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	5.1%	8.9%	9.7%
Consumer Staples	9.7	12.0	10.5
Energy	16.9	13.0	12.5
Financials	16.9	13.5	14.9
Health Care	15.1	13.9	13.4
Industrials	11.1	10.1	10.4
Information
Technology	10.8	17.8	17.7
Materials	4.2	3.4	3.8
Telecommunication
Services	4.8	3.5	3.2
Utilities	5.4	3.9	3.9

Sector Diversification
(% of fixed income portfolio)

Asset-Backed	0.6%
Finance	39.9
Foreign	4.2
Government Mortgage-Backed	2.7
Industrial	34.7
Treasury/Agency	5.2
Utilities	9.6
Other	3.1

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of fixed
income portfolio)

Aaa	13.5%
Aa	17.7
A	51.0
Baa	15.7
Ba	1.2
Other	0.9
Ratings: Moody’s Investors Service.

Equity Investment Focus

Fixed Income Investment Focus

Wellington Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 30, 1998, Through May 31, 2009

* Six months ended May 31, 2009.

Wellington Composite Index: 65% S&P 500 Index and 35% Lehman U.S. Long Credit AA or Better Index through February 29, 2000; 65% S&P 500 Index and 35% Barclays Capital U.S. Credit A or Better Bond Index thereafter.

Average Annual Total Returns: Periods Ended March 31, 2009

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	7/1/1929	-24.85%	0.88%	0.34%	3.38%	3.72%
Admiral Shares	5/14/2001	-24.77	1.00	-0.82[1]	3.38[1]	2.56[1]
1 Return since inception.

Vanguard fund total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See Financial Highlights for dividend and capital gains information.

Wellington Fund

Financial Statements (unaudited)

Statement of Net Assets-Investments Summary

As of May 31, 2009

This Statement summarizes the fund's holdings by asset type (common stocks, bonds, etc.) and by industry sector. Details are reported for each of the fund's 50 largest individual holdings and for investments that, in total for any issuer, represent more than 1% of the fund's net assets. The total value of smaller holdings is reported as a single amount within each category.

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the complete listing of the fund's holdings is available electronically on Vanguard.com and on the Securities and Exchange Commission's website (www.sec.gov), or you can have it mailed to you without charge by calling 800-662-7447. For the first and third fiscal quarters, the fund files the lists with the SEC on Form N-Q. Shareholders can look up the fund's Forms N-Q on the SEC's website. Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room (see the back cover of this report for further information).

		Market	Percentage
		Value¥	of Net
	Shares	($000)	Assets
Common Stocks
Consumer Discretionary
Staples, Inc.	13,317,800	272,349	0.7%
Consumer Discretionary-Other †		1,043,664	2.6%
		1,316,013	3.3%
Consumer Staples
Nestle SA ADR	9,605,000	350,054	0.9%
Wal-Mart Stores, Inc.	6,208,500	308,811	0.8%
Philip Morris International Inc.	7,167,200	305,609	0.7%
PepsiCo, Inc.	5,317,400	276,771	0.7%
The Procter & Gamble Co.	5,203,775	270,284	0.7%
SABMiller PLC	12,023,850	248,204	0.6%
Consumer Staples-Other †		723,188	1.8%
		2,482,921	6.2%
Energy
Chevron Corp.	10,110,200	674,047	1.7%
^ Total SA ADR	10,756,300	620,101	1.6%
ExxonMobil Corp.	7,906,300	548,302	1.4%
EnCana Corp. (New York Shares)	6,990,304	387,473	1.0%
XTO Energy, Inc.	8,587,500	367,287	0.9%
BP PLC ADR	6,844,000	338,778	0.8%
Anadarko Petroleum Corp.	6,601,800	315,434	0.8%
Marathon Oil Corp.	8,888,900	283,378	0.7%
Schlumberger Ltd.	4,924,400	281,823	0.7%
Energy-Other †		503,533	1.3%
		4,320,156	10.9%
Financials
Wells Fargo & Co.	24,629,417	628,050	1.6%
JPMorgan Chase & Co.	13,370,276	493,363	1.2%
MetLife, Inc.	10,904,305	343,486	0.9%
Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,194,583	309,948	0.8%
Ace Ltd.	6,981,300	307,107	0.8%
State Street Corp.	6,217,127	288,786	0.7%

Wellington Fund

		Market	Percentage
		Value¥	of Net
	Shares	($000)	Assets
PNC Financial Services Group	5,766,800	262,678	0.7%
Bank of America Corp.	21,765,500	245,297	0.6%
Morgan Stanley	7,437,200	225,496	0.6%
The Goldman Sachs Group, Inc.	1,223,300	176,853	0.4%
Financials-Other †		1,058,650	2.6%
		4,339,714	10.9%
Health Care
Eli Lilly & Co.	14,449,700	499,526	1.3%
Schering-Plough Corp.	17,337,300	423,030	1.1%
Medtronic, Inc.	11,754,900	403,781	1.0%
Merck & Co., Inc.	12,509,300	345,007	0.9%
Wyeth	7,220,400	323,907	0.8%
Abbott Laboratories	6,674,300	300,744	0.7%
AstraZeneca Group PLC ADR	7,095,100	296,008	0.7%
Pfizer Inc.	19,212,400	291,836	0.7%
Bristol-Myers Squibb Co.	14,503,200	288,904	0.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR	5,675,800	263,130	0.7%
Health Care- Other †		433,564	1.1%
		3,869,437	9.7%
Industrials
Deere & Co.	8,394,400	364,904	0.9%
Lockheed Martin Corp.	4,173,300	349,013	0.9%
Siemens AG	3,799,000	277,689	0.7%
General Electric Co.	14,733,800	198,612	0.5%
Industrials-Other †		1,657,021	4.2%
		2,847,239	7.2%
Information Technology
International Business Machines Corp.	6,637,000	705,380	1.8%
Microsoft Corp.	14,940,300	312,103	0.8%
Accenture Ltd.	9,645,100	288,678	0.7%
Texas Instruments, Inc.	14,248,200	276,415	0.7%
Hewlett-Packard Co.	7,129,300	244,892	0.6%
Information Technology- Other †		932,747	2.3%
		2,760,215	6.9%
Materials
Syngenta AG ADR	5,281,100	257,718	0.6%
Materials-Other †		823,687	2.1%
		1,081,405	2.7%
Telecommunication Services
AT&T Inc.	38,463,085	953,500	2.4%
Verizon Communications Inc.	9,469,600	277,080	0.7%
		1,230,580	3.1%
Utilities
FPL Group, Inc.	5,934,300	335,466	0.9%
Exelon Corp.	6,790,800	326,026	0.8%
Dominion Resources, Inc.	9,820,200	312,184	0.8%
Utilities- Other †		397,563	1.0%
		1,371,239	3.5%
Total Common Stocks (Cost $24,185,595)		25,618,919	64.4%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value¥	of Net
		Coupon	Date	($000)	($000)	Assets
U.S. Government and Agency Obligations
U.S. Government Securities
	U.S. Treasury Note	2.750%	2/15/19	502,000	471,724	1.2%
	U.S. Government Securities-Other †				187,270	0.5%
					658,994	1.7%

Conventional Mortgage-Backed Securities †					362,858	0.9%

Agency Notes					34,732	0.1%
Total U.S. Government and Agency Obligations (Cost $1,079,737)					1,056,584	2.7%
Corporate Bonds
[3]Asset-Backed/Commercial Mortgage-Backed Securities †					81,710	0.2%

Finance
	Banking
	Bank of America Capital Trust VI	5.625%	3/8/35	96,180	60,966	0.2%
1,2	Bank of America Corp.	3.125%-8.000%	12/1/10-12/29/49	97,816	91,589	0.2%
	Bank of America, NA	5.300%	3/15/17	68,000	58,258	0.1%
	Bank One Corp.	7.875%	8/1/10	40,000	42,157	0.1%
	Countrywide Home Loan	5.625%	7/15/09	20,000	20,025	0.1%
	Dean Witter, Discover & Co.	6.750%-7.070%	10/15/13-2/10/14	43,275	41,523	0.1%
	Golden West Financial Corp.	4.750%	10/1/12	10,000	9,760	0.0%
	Goldman Sachs Group, Inc.	5.000%-6.750%	1/15/11-10/1/37	322,995	301,384	0.8%
1	JPMorgan Chase & Co.	4.650%-7.900%	2/1/11-12/29/49	234,636	225,788	0.6%
	Merrill Lynch & Co., Inc.	5.770%-6.875%	7/25/11-9/15/26	188,000	169,193	0.5%
	Morgan Stanley Dean Witter	4.750%-6.600%	4/1/12-8/9/26	224,000	211,892	0.6%
	National City Bank	7.250%	7/15/10	25,000	25,939	0.1%
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	19,940	0.1%
	National City Corp.	6.875%	5/15/19	13,950	12,467	0.0%
	PNC Bank NA	4.875%	9/21/17	50,000	41,322	0.1%
1,2	PNC Funding Corp.	2.300%-8.250%	6/22/12-5/31/49	57,590	50,083	0.1%
	Wachovia Bank NA	6.600%	1/15/38	60,000	50,896	0.1%
	Wachovia Corp.	4.375%	6/1/10	19,400	19,881	0.1%
	Wells Fargo & Co.	4.950%-6.375%	8/1/11-9/15/16	115,000	115,337	0.2%
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,205	0.0%
1	Wells Fargo Capital XIII	7.700%	12/29/49	50,000	39,000	0.1%
	Wells Fargo Financial	5.500%	8/1/12	20,000	20,400	0.1%
	World Savings Bank, FSB	4.500%	6/15/09	14,845	14,850	0.0%
3	Banking-Other †				1,622,165	3.9%
	Brokerage †				22,594	0.1%
	Finance Companies
2	General Electric Capital Corp.	3.000%-6.750%	2/22/11-8/7/37	302,200	299,047	0.7%
3	Finance Companies-Other †				342,214	0.9%
	Insurance

3	MetLife Global Funding I	4.500%-5.125%	5/5/10-11/9/11	50,000	49,562	0.1%
3	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	49,137	0.1%
3	Insurance-Other †				1,152,224	3.0%
3	Real Estate Investment Trusts †				250,707	0.6%
					5,435,505	13.7%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value¥	of Net
		Coupon	Date	($000)	($000)	Assets
Industrial
	Basic Industry †				237,331	0.6%
	Capital Goods
	Deere & Co.	7.125%	3/3/31	25,000	23,665	0.1%
	General Electric Co.	5.250%	12/6/17	41,685	41,076	0.1%
2	John Deere Capital Corp.	2.875%-5.350%	1/17/12-1/15/13	130,000	134,562	0.3%
3	Capital Goods-Other †				347,450	0.9%
	Communication
	AT&T Inc.	5.100%-6.800%	9/15/14-9/1/37	188,255	183,805	0.5%
	BellSouth Corp.	5.200%-6.550%	10/15/11-11/15/34	89,220	86,712	0.3%
	BellSouth
	Telecommunications Inc.	7.000%	12/1/95	27,600	22,389	0.1%
	Chesapeake & Potomac
	Telephone Co.	7.150%	5/1/23	10,000	9,562	0.0%
	Verizon
	Communications Corp.	4.350%-6.900%	2/15/13-4/15/38	50,240	50,669	0.1%
	Verizon Global Funding Corp.	4.375%-7.750%	6/15/12-9/15/35	135,935	136,491	0.3%
3	Verizon Wireless Capital	5.550%-8.500%	2/1/14-11/15/18	49,000	54,770	0.2%
	Communication-Other †				293,704	0.6%
3	Consumer Cyclical †				727,209	1.8%
	Consumer Noncyclical
	Eli Lilly & Co.	6.000%	3/15/12	45,000	49,698	0.1%
	Medtronic Inc.	4.375%-4.750%	9/15/10-9/15/15	39,235	39,946	0.1%
	Merck & Co.	5.125%	11/15/11	69,000	73,188	0.2%
	Schering-Plough Corp.	5.550%-6.550%	12/1/13-9/15/37	49,000	51,367	0.1%
3	Consumer Noncyclical-Other †				1,283,739	3.3%
	Energy †				207,734	0.5%
	Other Industrial †				65,072	0.2%
	Technology
	IBM International Group Capital	5.050%	10/22/12	50,000	54,118	0.1%
	International Business
	Machines Corp.	5.875%-8.375%	11/1/19-11/29/32	50,000	56,511	0.2%
	Technology-Other †				191,372	0.4%
3	Transportation †				277,635	0.7%
					4,699,775	11.8%
Utilities
	Electric
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,028	0.1%
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	52,719	0.1%

Wellington Fund

				Face	Market	Percentage
			Maturity	Amount	Value¥	of Net
		Coupon	Date	($000)	($000)	Assets
	Florida Power & Light Co.	4.950%-5.950%	11/1/17-2/1/38	114,050	111,492	0.2%
	PECO Energy Co.	5.350%	3/1/18	20,545	20,877	0.1%
3	Electric-Other †				905,427	2.3%
3	Natural Gas †				150,243	0.4%
	Other Utility †				36,040	0.1%
					1,299,826	3.3%
Total Corporate Bonds (Cost $12,130,523)					11,516,816	29.0%
[3]Sovereign Bonds (U.S. Dollar-Denominated) (Cost $566,510) †					570,255	1.4%
[3]Taxable Municipal Bonds (Cost $442,589) †					418,748	1.0%

				Shares
Temporary Cash Investments
Money Market Fund
4,5	Vanguard Market Liquidity Fund	0.391%		628,381,972	628,382	1.6%

				Face
				Amount
				($000)
Repurchase Agreement
	BNP Paribas Securities Corp.
	(Dated 5/29/09, Repurchase
	Value $311,705,000, collateralized
	by Federal National Mortgage
	Assn. 4.000%-7.000%, 8/1/13-6/1/39,
	Government National Mortgage
	Assn. 4.500%-6.000%,
	10/15/23-5/15/39)	0.190%	6/1/09	311,700	311,700	0.8%
Total Temporary Cash Investments (Cost $940,082)					940,082	2.4%
Total Investments (Cost $39,345,036)					40,121,404	100.9%
Other Assets and Liabilities
Other Assets					398,114	1.0%
Liabilities[5]					(773,907)	(1.9%)
					(375,793)	(0.9%)
Net Assets					39,745,611	100.0%

Wellington Fund

At May 31, 2009, net assets consisted of:
Amount
($000)
Paid-in Capital	41,865,598
Undistributed Net Investment Income	229,249
Accumulated Net Realized Losses	(3,120,633)
Unrealized Appreciation (Depreciation)
Investment Securities	776,368
Swap Contracts	(5,655)
Foreign Currencies	684
Net Assets	39,745,611

Investor Shares-Net Assets
Applicable to 948,223,540 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	24,006,251
Net Asset Value Per Share-Investor Shares	$25.32

Admiral Shares-Net Assets
Applicable to 359,893,799 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	15,739,360
Net Asset Value Per Share-Admiral Shares	$43.73

¥ See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $623,961,000.

† Represents the aggregate value, by category, of securities that are not among the 50 largest holdings and, in total for any issuer, represent 1% or less of net assets.

1  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

2  Certain of the fund's securities are guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program. At May 31, 2009, the aggregate value of these securities was $272,849,000, representing 0.7% of net assets.

3  Certain of the fund's securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the aggregate value of these securities was $1,391,324,000, representing 3.5% of net assets.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  Includes $628,382,000 of collateral received for securities on loan.

ADR-American Depositary Receipt.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Operations

Six Months Ended
May 31, 2009
($000)
Investment Income
Income
Dividends[1]	406,696
Interest	405,396
Security Lending	6,423
Total Income	818,515
Expenses
Investment Advisory Fees-Note B
Basic Fee	12,232
Performance Adjustment	3,452
The Vanguard Group-Note C
Management and Administrative-Investor Shares	27,786
Management and Administrative-Admiral Shares	9,538
Marketing and Distribution-Investor Shares	3,451
Marketing and Distribution-Admiral Shares	2,197
Custodian Fees	244
Shareholders' Reports-Investor Shares	233
Shareholders' Reports-Admiral Shares	33
Trustees' Fees and Expenses	31
Total Expenses	59,197
Expenses Paid Indirectly	(254)
Net Expenses	58,943
Net Investment Income	759,572
Realized Net Gain (Loss)
Investment Securities Sold	(2,530,901)
Futures Contracts	(5,710)
Swap Contracts	(788)
Foreign Currencies	1,015
Realized Net Gain (Loss)	(2,536,384)
Change in Unrealized Appreciation (Depreciation)
Investment Securities	4,861,643
Swap Contracts	(4,522)
Foreign Currencies and Forward Currency Contracts	473
Change in Unrealized Appreciation (Depreciation)	4,857,594
Net Increase (Decrease) in Net Assets Resulting from Operations	3,080,782

1  Dividends are net of foreign withholding taxes of $12,425,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	May 31,	November 30,
	2009	2008
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	759,572	1,643,901
Realized Net Gain (Loss)	(2,536,384)	(588,530)
Change in Unrealized Appreciation (Depreciation)	4,857,594	(14,218,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,080,782	(13,163,265)
Distributions
Net Investment Income
Investor Shares	(448,856)	(1,033,168)
Admiral Shares	(301,543)	(682,485)
Realized Capital Gain[1]
Investor Shares	-	(1,290,892)
Admiral Shares	-	(799,806)
Total Distributions	(750,399)	(3,806,351)
Capital Share Transactions
Investor Shares	107,674	1,340,936
Admiral Shares	126,095	2,035,690
Net Increase (Decrease) from Capital Share Transactions	233,769	3,376,626
Total Increase (Decrease)	2,564,152	(13,592,990)
Net Assets
Beginning of Period	37,181,459	50,774,449
End of Period[2]	39,745,611	37,181,459

1  Includes fiscal 2008 short-term gain distributions totaling $174,714,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets-End of Period includes undistributed net investment income of $229,249,000 and $219,849,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Investor Shares

	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$23.79	$34.56	$33.76	$31.34	$30.54	$27.69
Investment Operations
Net Investment Income	.483	1.037	1.059	.982	.886	.865
Net Realized and Unrealized Gain (Loss)
on Investments	1.525	(9.289)	2.172	3.392	1.718	2.800
Total from Investment Operations	2.008	(8.252)	3.231	4.374	2.604	3.665
Distributions
Dividends from Net Investment Income	(.478)	(1.094)	(1.030)	(.980)	(.895)	(.815)
Distributions from Realized Capital Gains	-	(1.424)	(1.401)	(.974)	(.909)	-
Total Distributions	(.478)	(2.518)	(2.431)	(1.954)	(1.804)	(.815)
Net Asset Value, End of Period	$25.32	$23.79	$34.56	$33.76	$31.34	$30.54

Total Return[1]	8.60%	-25.59%	10.09%	14.69%	8.86%	13.44%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$24,006	$22,486	$31,451	$29,318	$26,074	$27,503
Ratio of Total Expenses to
Average Net Assets[2]	0.37%[3]	0.29%	0.27%	0.30%	0.29%	0.31%
Ratio of Net Investment Income to
Average Net Assets	4.11%[3]	3.44%	3.14%	3.10%	2.93%	2.99%
Portfolio Turnover Rate	26%[3]	30%	23%	25%	24%	24%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

3  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Financial Highlights

Admiral Shares

	Six Months
	Ended
For a Share Outstanding	May 31,	Year Ended November 30,
Throughout Each Period	2009	2008	2007	2006	2005	2004
Net Asset Value, Beginning of Period	$41.10	$59.71	$58.32	$54.15	$52.76	$47.84
Investment Operations
Net Investment Income	.860	1.848	1.894	1.768	1.610	1.561
Net Realized and Unrealized Gain (Loss)
on Investments	2.620	(16.048)	3.762	5.849	2.970	4.831
Total from Investment Operations	3.480	(14.200)	5.656	7.617	4.580	6.392
Distributions
Dividends from Net Investment Income	(.850)	(1.950)	(1.847)	(1.765)	(1.620)	(1.472)
Distributions from Realized Capital Gains	-	(2.460)	(2.419)	(1.682)	(1.570)	-
Total Distributions	(.850)	(4.410)	(4.266)	(3.447)	(3.190)	(1.472)
Net Asset Value, End of Period	$43.73	$41.10	$59.71	$58.32	$54.15	$52.76

Total Return	8.64%	-25.52%	10.23%	14.82%	9.02%	13.57%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$15,739	$14,696	$19,323	$15,851	$12,503	$5,392
Ratio of Total Expenses to
Average Net Assets[1]	0.25%[2]	0.18%	0.16%	0.17%	0.15%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.23%[2]	3.55%	3.25%	3.23%	3.09%	3.13%
Portfolio Turnover Rate	26%[2]	30%	23%	25%	24%	24%

1  Includes performance-based investment advisory fee increases (decreases) of 0.02%, 0.01%, 0.01%, 0.01%, 0.01%, and 0.01%.

2  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Wellington Fund

Notes to Financial Statements

Vanguard Wellington Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria. Certain of the fund's investments are in corporate debt instruments; the issuers' abilities to meet their obligations may be affected by economic developments in their respective industries.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund's pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund's pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

Wellington Fund

4. Swap Contracts: The fund may invest in credit default swaps to adjust the overall credit risk of the fund or to actively overweight or underweight credit risk to a specific bond issuer. The fund has purchased credit protection through credit default swaps to reduce credit exposure to a given issuer or issuers. Under the terms of the swaps, an up-front payment may be exchanged between the seller and buyer. In addition, the seller of the credit protection receives a periodic payment of premium from the buyer that is a fixed percentage applied to a notional principal amount. If the reference entity is subject to a credit event (such as bankruptcy, failure to pay, or obligation acceleration) during the term of the swap, the seller agrees to either physically settle or cash-settle the swap contract. If the swap is physically settled, the seller agrees to pay the buyer the notional amount and take delivery of a debt instrument of the reference issuer of the same notional par amount. If the swap is cash-settled, the seller agrees to pay the buyer the difference between the notional amount and the final price for debt instruments of the relevant reference entity, as determined either in a market auction for credit default swaps of the reference entity or pursuant to a pre-agreed-upon valuation procedure.

The notional amounts of swap contracts are not recorded in the Statement of Net Assets. Swaps are valued daily and the change in value is recorded as unrealized appreciation (depreciation) until the seller of credit protection is required to take delivery (or, in a cash-settled swap, pay the settlement amount determined) upon occurrence of a credit event, periodic payments are made, or the swap terminates, at which time realized gain (loss) is recorded. The net premium to be received or paid by the fund under swap contracts is accrued daily and recorded as realized gain (loss) over the life of the contract. The primary risks associated with selling credit protection are that, upon the occurrence of a defined credit event, the market value of the debt instrument received by the fund (or, in a cash-settled swap, the debt instruments used to determine the settlement payment by the fund) will be significantly less than the amount paid by the fund and, in a physically settled swap, the fund may receive an illiquid debt instrument. A primary risk for all types of swaps is that a counterparty will default on its obligation to pay net amounts due to the fund. The fund's maximum risk of loss from counterparty credit risk is the amount of unrealized appreciation on the swap contract. This risk is mitigated by a master netting arrangement between the fund and the counterparty and by the posting of collateral by the counterparty.

5. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund's tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005-2008) and for the period ended May 31, 2009, and has concluded that no provision for federal income tax is required in the fund's financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

Wellington Fund

9. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Barclays Capital U.S. Credit A or Better Bond Index. For the six months ended May 31, 2009, the investment advisory fee represented an effective annual basic rate of 0.07% of the fund's average net assets before an increase of $3,452,000 (0.02%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At May 31, 2009, the fund had contributed capital of $9,290,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 3.72% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended May 31, 2009, these arrangements reduced the fund's expenses by $254,000 (an annual rate of 0.00% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended May 31, 2009, the fund realized net foreign currency gains of $1,015,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized losses to undistributed net investment income.

Realized and unrealized gains (losses) on certain of the fund's swap contracts are treated as ordinary income (loss) for tax purposes; the effect on the fund's income dividends to shareholders is offset by a change in principal return. Realized losses of $788,000 on swap contracts have been reclassified from accumulated net realized losses to undistributed net investment income.

Wellington Fund

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at November 30, 2008, the fund had available realized losses of $585,859,000 to offset future net capital gains through November 30, 2016. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending November 30, 2009; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At May 31, 2009, the cost of investment securities for tax purposes was $39,345,036,000. Net unrealized appreciation of investment securities for tax purposes was $776,368,000, consisting of unrealized gains of $4,406,737,000 on securities that had risen in value since their purchase and $3,630,369,000 in unrealized losses on securities that had fallen in value since their purchase.

At May 31, 2009, the fund had the following open swap contracts:

Credit Default Swaps
				Upfront		Unrealized
			Notional	Premium	Periodic	Appreciation
	Termination		Amount	Paid	Premium	(Depreciation)
Reference Entity	Date	Counterparty[1]	($000)	($000)	Paid	($000)
Credit Protection Purchased
XL Capital Ltd.	3/20/12	GS	19,230	3,461	5.000%	(3,562)
XL Capital Ltd.	3/20/12	GS	11,945	2,031	5.000%	(2,093)
						(5,655)
1 GS-Goldman Sachs Bank USA.

The unrealized depreciation on open swap contracts is recorded on the Statement of Net Assets as a liability.

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended May 31, 2009, were:

	Interest Rate	Credit
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	(5,710)	-	(5,710)
Swap Contracts	-	(788)	(788)
Realized Net Gain (Loss) on Derivatives	(5,710)	(788)	(6,498)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	-	-	-
Swap Contracts	-	(4,522)	(4,522)
Change in Unrealized Appreciation (Depreciation) on Derivatives	-	(4,522)	(4,522)

F. During the six months ended May 31, 2009, the fund purchased $4,385,844,000 of investment securities and sold $4,411,462,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $995,615,000 and $372,258,000, respectively.

Wellington Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	May 31, 2009		November 30, 2008
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,627,470	69,599	4,384,153	144,706
Issued in Lieu of Cash Distributions	434,751	18,475	2,262,448	71,317
Redeemed	(1,954,547)	(84,892)	(5,305,665)	(180,912)
Net Increase (Decrease)-Investor Shares	107,674	3,182	1,340,936	35,111
Admiral Shares
Issued	1,140,659	28,004	3,429,156	65,145
Issued in Lieu of Cash Distributions	274,412	6,753	1,378,226	25,180
Redeemed	(1,288,976)	(32,416)	(2,771,692)	(56,390)
Net Increase (Decrease)-Admiral Shares	126,095	2,341	2,035,690	33,935

H. In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157 (ÒFAS 157Ó), ÒFair Value Measurements.Ó FAS 157 establishes a framework for measuring fair value and expands disclosures about fair value measurements in financial statements.

The various inputs that may be used to determine the value of the fund's investments are summarized in three broad levels. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1-Quoted prices in active markets for identical securities.

Level 2-Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3-Significant unobservable inputs (including the fund's own assumptions used to determine the fair value of investments).

The following table summarizes the fund's investments as of May 31, 2009, based on the inputs used to value them:

	Investments	Swap
	in Securities	Contracts
Valuation Inputs	($000)	($000)
Level 1-Quoted prices	25,065,959	-
Level 2-Other significant observable inputs	15,055,445	(5,655)
Level 3-Significant unobservable inputs	-	-
Total	40,121,404	(5,655)

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended May 31, 2009
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellington Fund	11/30/2008	5/31/2009	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,086.04	$1.92
Admiral Shares	1,000.00	1,086.36	1.30

Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.09	$1.87
Admiral Shares	1,000.00	1,023.68	1.26

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.37% for the Investor Shares and 0.25% for the Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (in the case of bonds) or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund's trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 157 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at www.vanguard.com.

Chairman of the Board and Interested Trustee

John J. Brennan1

Born 1954. Trustee Since May 1987. Chairman of the Board. Principal Occupation(s) During the Past Five Years: Chairman of the Board and Director/Trustee of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group (1996-2008).

Independent Trustees

Charles D. Ellis

Born 1937. Trustee Since January 2001. Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures in education); Senior Advisor to Greenwich Associates (international business strategy consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years: Retired Executive Chief Staff and Marketing Officer for North America and Corporate Vice President of Xerox Corporation (photocopiers and printers); Director of SPX Corporation (multi-industry manufacturing), the United Way of Rochester, the Boy Scouts of America, Amerigroup Corporation (direct health and medical insurance carriers), and Monroe Community College Foundation.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); President of Rohm and Haas Co. (2006-2008); Board Member of American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) and Hewlett-Packard Co. (electronic computer manufacturing); Trustee of The Conference Board.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years: President of the University of Pennsylvania; Christopher H. Browne Distinguished Professor of Political Science in the School of Arts and Sciences with Secondary Appointments at the Annenberg School for Communication and the Graduate School of Education of the University of Pennsylvania; Director of Carnegie Corporation of New York, Schuylkill River Development Corporation, and Greater Philadelphia Chamber of Commerce; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years: Retired Corporate Vice President, Chief Global Diversity Officer, and Member of the Executive Committee of Johnson & Johnson (pharmaceuticals/consumer products); Vice President and Chief Information Officer (1997-2005) of Johnson & Johnson; Director of the University Medical Center at Princeton and Women's Research and Education Institute.

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and Banking, Senior Associate Dean, and Director of Faculty Recruiting, Harvard Business School; Director and Chairman of UNX, Inc. (equities trading firm); Chair of the Investment Committee of HighVista Strategies LLC (private investment firm).

Alfred M. Rankin, Jr.

Born 1941. Trustee Since January 1993. Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite); Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson

Born 1936. Trustee Since April 1985. Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers

Thomas J. Higgins1

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group since 2008; Treasurer of each of the investment companies served by The Vanguard Group (1998-2008).

Kathryn J. Hyatt1

Born 1955. Treasurer Since November 2008. Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group since 2008; Assistant Treasurer of each of the investment companies served by The Vanguard Group (1988-2008).

F. William McNabb III1

Born 1957. Chief Executive Officer Since August 2008. President Since March 2008. Principal Occupation(s) During the Past Five Years: Director of The Vanguard Group, Inc., since 2008; Chief Executive Officer and President of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2008; Director of Vanguard Marketing Corporation; Managing Director of The Vanguard Group (1995-2008).

Heidi Stam1

Born 1956. Secretary Since July 2005. Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group since 2005; Director and Senior Vice President of Vanguard Marketing Corporation since 2005; Principal of The Vanguard Group (1997-2006).

Vanguard Senior Management Team

R. Gregory Barton	Michael S. Miller
Mortimer J. Buckley	James M. Norris
Kathleen C. Gubanich	Glenn W. Reed
Paul A. Heller	George U. Sauter

Founder

John C. Bogle

Chairman and Chief Executive Officer, 1974-1996

1  These individuals are "interested persons" as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	CFA® is a trademark owned by CFA Institute.

Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036

Text Telephone for People
With Hearing Impairment > 800-952-3335

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
and searching for “proxy voting guidelines,” or by calling
Vanguard at 800-662-2739. The guidelines are also
available from the SEC’s website, www.sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
www.vanguard.com or www.sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the	© 2009 The Vanguard Group, Inc.
Public Reference Section, Securities and Exchange	All rights reserved.
Commission, Washington, DC 20549-0102.	Vanguard Marketing Corporation, Distributor.

Q212 072009

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

			Market
			Value
		Shares	($000)
Common Stocks (64.4%)
Consumer Discretionary (3.3%)
	Staples, Inc.	13,317,800	272,349
	The Walt Disney Co.	9,634,700	233,353
	Comcast Corp. Class A	15,803,500	217,614
	Time Warner Inc.	8,483,200	198,677
*	Ford Motor Co.	18,933,260	108,866
^	Honda Motor Co., Ltd ADR	3,055,500	88,701
*	Viacom Inc. Class B	3,640,000	80,699
	Home Depot, Inc.	2,959,600	68,544
	DaimlerChrysler AG	1,286,027	47,210
			1,316,013
Consumer Staples (6.2%)
	Nestle SA ADR	9,605,000	350,054
	Wal-Mart Stores, Inc.	6,208,500	308,811
	Philip Morris International Inc.	7,167,200	305,609
	PepsiCo, Inc.	5,317,400	276,771
	The Procter & Gamble Co.	5,203,775	270,284
	SABMiller PLC	12,023,850	248,204
	Kimberly-Clark Corp.	4,687,600	243,240
	The Coca-Cola Co.	3,747,600	184,232
	Walgreen Co.	5,289,300	157,568
	Unilever NV ADR	4,695,900	112,420
	SABMiller PLC ADR	1,261,800	25,728
			2,482,921
Energy (10.9%)
	Chevron Corp.	10,110,200	674,047
^	Total SA ADR	10,756,300	620,101
	ExxonMobil Corp.	7,906,300	548,302
	EnCana Corp. (New York Shares)	6,990,304	387,473
	XTO Energy, Inc.	8,587,500	367,287
	BP PLC ADR	6,844,000	338,778
	Anadarko Petroleum Corp.	6,601,800	315,434
	Marathon Oil Corp.	8,888,900	283,378
	Schlumberger Ltd.	4,924,400	281,823
	ConocoPhillips Co.	4,209,363	192,957
	Eni SpA ADR	3,737,400	181,189
	Petroleo Brasileiro SA ADR	2,938,600	129,387
			4,320,156
Financials (10.9%)
	Wells Fargo & Co.	24,629,417	628,050
	JPMorgan Chase & Co.	13,370,276	493,363
	MetLife, Inc.	10,904,305	343,486
	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	2,194,583	309,948
	Ace Ltd.	6,981,300	307,107
	State Street Corp.	6,217,127	288,786
	PNC Financial Services Group	5,766,800	262,678
	Bank of America Corp.	21,765,500	245,297
	Morgan Stanley	7,437,200	225,496
	The Goldman Sachs Group, Inc.	1,223,300	176,853
	Toronto Dominion Bank	3,436,400	174,947
*	UBS AG (New York Shares)	11,408,934	171,476

U.S. Bancorp	8,893,300	170,751
AFLAC Inc.	4,325,000	153,538
The Travelers Cos., Inc.	2,855,800	116,117
Marsh & McLennan Cos., Inc.	5,193,700	98,265
HSBC Holdings PLC ADR	1,907,400	86,710
SunTrust Banks, Inc.	3,389,918	44,645
Prudential Financial, Inc.	1,057,415	42,201
		4,339,714
Health Care (9.7%)
Eli Lilly & Co.	14,449,700	499,526
Schering-Plough Corp.	17,337,300	423,030

1

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

		Market
		Value
	Shares	($000)
Medtronic, Inc.	11,754,900	403,781
Merck & Co., Inc.	12,509,300	345,007
Wyeth	7,220,400	323,907
Abbott Laboratories	6,674,300	300,744
AstraZeneca Group PLC ADR	7,095,100	296,008
Pfizer Inc.	19,212,400	291,836
Bristol-Myers Squibb Co.	14,503,200	288,904
Teva Pharmaceutical Industries Ltd. Sponsored ADR	5,675,800	263,130
UnitedHealth Group Inc.	8,850,800	235,431
Sanofi-Aventis ADR	2,291,203	72,608
^ UCB SA	1,970,378	65,837
Cardinal Health, Inc.	1,669,600	59,688
		3,869,437
Industrials (7.2%)
Deere & Co.	8,394,400	364,904
Lockheed Martin Corp.	4,173,300	349,013
Siemens AG	3,799,000	277,689
Waste Management, Inc.	8,341,000	230,128
FedEx Corp.	4,101,300	227,335
United Parcel Service, Inc.	4,262,100	217,964
Honeywell International Inc.	6,321,200	209,611
Canadian National Railway Co.	4,691,500	203,893
General Electric Co.	14,733,800	198,612
Illinois Tool Works, Inc.	5,239,900	169,196
Parker Hannifin Corp.	3,779,250	159,711
Caterpillar, Inc.	3,875,400	137,422
Mitsui & Co., Ltd.	5,444,000	69,804
ABB Ltd. ADR	1,941,500	31,957
		2,847,239
Information Technology (6.9%)
International Business Machines Corp.	6,637,000	705,380
Microsoft Corp.	14,940,300	312,103
Accenture Ltd.	9,645,100	288,678
Texas Instruments, Inc.	14,248,200	276,415
Hewlett-Packard Co.	7,129,300	244,892
Automatic Data Processing, Inc.	5,970,400	226,935
Intel Corp.	11,845,800	186,216
Corning, Inc.	12,005,400	176,479
Keyence Corp.	606,760	126,912
Applied Materials, Inc.	9,653,400	108,697
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,827,053	107,508
		2,760,215
Materials (2.7%)
Syngenta AG ADR	5,281,100	257,718
International Paper Co.	13,182,400	189,431
BHP Billiton Ltd. ADR	3,340,000	187,842
Air Products & Chemicals, Inc.	2,038,000	132,022
Newmont Mining Corp. (Holding Co.)	2,124,400	103,819
Vale SA ADR	4,661,172	89,261
BASF AG	1,955,916	82,949
Arcelor Mittal Class A New York Registered Shares	1,156,200	38,363
		1,081,405
Telecommunication Services (3.1%)
AT&T Inc.	38,463,085	953,500
Verizon Communications Inc.	9,469,600	277,080

		1,230,580
Utilities (3.5%)
FPL Group, Inc.	5,934,300	335,466
Exelon Corp.	6,790,800	326,026
Dominion Resources, Inc.	9,820,200	312,184
PG&E Corp.	6,104,800	224,107
Veolia Environment ADR	3,194,100	94,002
Progress Energy, Inc.	1,410,500	50,087

2

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

					Market
					Value
				Shares	($000)
	FirstEnergy Corp.			777,100	29,367
					1,371,239
Total Common Stocks (Cost $24,185,595)					25,618,919

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
U.S. Government and Agency Obligations (2.7%)
U.S. Government Securities (1.7%)
	U.S. Treasury Bond	4.250%	5/15/39	190,000	187,270
	U.S. Treasury Note	2.750%	2/15/19	502,000	471,724
					658,994
Agency Notes (0.1%)
1	Federal Home Loan Bank	3.625%	9/16/11	33,000	34,732

Conventional Mortgage-Backed Securities (0.9%)
1,2	Federal National Mortgage Assn.	4.500%	2/1/38–2/1/39	97,023	97,897
1,2	Federal National Mortgage Assn.	5.500%	10/1/24–12/1/38	244,375	252,992
2	Government National Mortgage Assn.	7.000%	11/15/31–11/15/33	10,973	11,925
2	Government National Mortgage Assn.	8.000%	6/15/17	41	44
					362,858
Total U.S. Government and Agency Obligations (Cost $1,079,737)					1,056,584
Corporate Bonds (29.0%)
Asset-Backed/Commercial Mortgage-Backed Securities (0.2%)
2	AmeriCredit Automobile Receivables Trust	3.930%	10/6/11	5,216	4,941
2	AmeriCredit Automobile Receivables Trust	5.210%	10/6/11	4,463	4,367
2	Capital One Auto Finance Trust	5.450%	2/15/11	89	88
2	CarMax Auto Owner Trust	4.910%	1/18/11	11,638	11,677
2	DaimlerChrysler Auto Trust	4.980%	2/8/11	6,772	6,822
2	Household Automotive Trust	5.280%	9/17/11	19,586	19,681
2,3	Marriott Vacation Club Owner Trust	5.362%	10/20/28	7,282	6,091
2	Nomura Asset Securities Corp.	6.590%	3/15/30	141	142
2	UPFC Auto Receivables Trust	5.490%	5/15/12	2,547	2,439
2	Wachovia Auto Owner Trust	4.930%	11/20/12	25,000	25,462
					81,710
Finance (13.7%)
	Banking (8.2%)
	American Express Bank, FSB	5.550%	10/17/12	50,000	49,173
	American Express Credit Corp.	5.875%	5/2/13	44,000	42,142
3	American Express Travel	5.250%	11/21/11	35,000	33,343
3	ANZ National Bank International Ltd.	6.200%	7/19/13	38,890	38,034
	Bank of America Capital Trust VI	5.625%	3/8/35	96,180	60,966
	Bank of America Corp.	4.375%	12/1/10	10,000	9,949
4	Bank of America Corp.	3.125%	6/15/12	50,000	51,991
	Bank of America Corp.	6.000%	10/15/36	30,000	23,591
2	Bank of America Corp.	8.000%	12/29/49	7,816	6,058
	Bank of America, NA	5.300%	3/15/17	68,000	58,258
	Bank of New York Mellon	5.125%	11/1/11	44,000	46,449
	Bank of New York Mellon	4.950%	11/1/12	30,000	31,785

	Bank of New York Mellon	4.950%	3/15/15	58,655	57,530
	Bank One Corp.	7.875%	8/1/10	40,000	42,157
2,3	Barclays Bank PLC	5.926%	12/15/49	70,000	36,663
	BB&T Corp.	4.900%	6/30/17	8,045	7,113
	BB&T Corp.	5.250%	11/1/19	8,000	6,856
2,3	BTMU Curacao Holdings NV	4.760%	7/21/15	47,895	45,335
	Capital One Bank	6.500%	6/13/13	20,705	20,256
	Capital One Capital IV	6.745%	2/17/37	33,000	21,615
	Capital One Financial Corp.	5.700%	9/15/11	31,150	31,637
	Citigroup, Inc.	4.625%	8/3/10	19,400	19,408
	Citigroup, Inc.	5.300%	10/17/12	50,000	47,931

3

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Citigroup, Inc.	5.850%	8/2/16	30,000	26,730
	Citigroup, Inc.	6.125%	11/21/17	64,960	58,095
	Citigroup, Inc.	8.500%	5/22/19	34,000	35,347
	Citigroup, Inc.	6.625%	6/15/32	45,000	33,817
	Citigroup, Inc.	6.125%	8/25/36	30,000	22,682
	Countrywide Home Loan	5.625%	7/15/09	20,000	20,025
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	15,000	16,202
	Credit Suisse New York	5.000%	5/15/13	87,750	87,010
	Dean Witter, Discover & Co.	6.750%	10/15/13	25,775	24,669
	Dean Witter, Discover & Co.	7.070%	2/10/14	17,500	16,854
	Deutsche Bank AG London	5.375%	10/12/12	41,245	43,037
	Deutsche Bank Financial LLC	5.375%	3/2/15	59,215	53,476
	Fifth Third Bancorp.	4.200%	2/23/10	60,000	60,152
	Golden West Financial Corp.	4.750%	10/1/12	10,000	9,760
	Goldman Sachs Group, Inc.	5.000%	1/15/11	15,000	15,404
	Goldman Sachs Group, Inc.	5.300%	2/14/12	60,000	61,837
	Goldman Sachs Group, Inc.	5.350%	1/15/16	70,000	67,329
	Goldman Sachs Group, Inc.	5.625%	1/15/17	40,000	36,446
	Goldman Sachs Group, Inc.	5.950%	1/18/18	44,000	41,952
	Goldman Sachs Group, Inc.	6.450%	5/1/36	50,000	40,732
	Goldman Sachs Group, Inc.	6.750%	10/1/37	43,995	37,684
3	HBOS Treasury Services PLC	6.000%	11/1/33	80,500	44,380
4	HSBC Bank USA	3.125%	12/16/11	50,000	51,820
	HSBC Bank USA	4.625%	4/1/14	19,710	19,480
	HSBC Holdings PLC	6.500%	5/2/36	25,000	23,095
	Huntington National Bank	4.900%	1/15/14	16,375	12,064
	Huntington National Bank	5.500%	2/15/16	16,000	10,847
	JPMorgan Chase & Co.	6.750%	2/1/11	25,115	26,381
	JPMorgan Chase & Co.	4.650%	6/1/14	30,000	29,882
	JPMorgan Chase & Co.	5.125%	9/15/14	50,000	49,965
	JPMorgan Chase & Co.	5.250%	5/1/15	40,000	38,777
	JPMorgan Chase & Co.	6.000%	1/15/18	42,000	41,341
2	JPMorgan Chase & Co.	7.900%	12/29/49	47,521	39,442
4	KeyBank NA	3.200%	6/15/12	25,000	26,066
	Mellon Bank NA	4.750%	12/15/14	4,750	4,782
	Mellon Funding Corp.	5.000%	12/1/14	30,000	30,017
	Merrill Lynch & Co., Inc.	5.770%	7/25/11	30,000	30,773
	Merrill Lynch & Co., Inc.	6.050%	5/16/16	70,000	59,760
	Merrill Lynch & Co., Inc.	6.400%	8/28/17	23,000	21,000
	Merrill Lynch & Co., Inc.	6.875%	4/25/18	40,000	37,491
	Merrill Lynch & Co., Inc.	6.220%	9/15/26	25,000	20,169
	Morgan Stanley Dean Witter	6.600%	4/1/12	20,000	21,071
	Morgan Stanley Dean Witter	4.750%	4/1/14	70,000	65,046
	Morgan Stanley Dean Witter	6.000%	4/28/15	44,000	43,401
	Morgan Stanley Dean Witter	5.450%	1/9/17	70,000	64,469
	Morgan Stanley Dean Witter	6.250%	8/9/26	20,000	17,905
	National City Bank	7.250%	7/15/10	25,000	25,939
	National City Bank of Pennsylvania	7.250%	10/21/11	20,000	19,940
	National City Corp.	6.875%	5/15/19	13,950	12,467
	Northern Trust Co.	5.300%	8/29/11	36,320	38,806
	Northern Trust Co.	5.200%	11/9/12	34,940	35,992
	Northern Trust Co.	4.600%	2/1/13	5,925	5,769
3	Overseas Chinese Banking Corp.	7.750%	9/6/11	14,805	16,154
	Paribas NY	6.950%	7/22/13	40,000	36,522

	PNC Bank NA	4.875%	9/21/17	50,000	41,322
4	PNC Funding Corp.	2.300%	6/22/12	13,590	13,783
2	PNC Funding Corp.	8.250%	5/31/49	44,000	36,300
	Royal Bank of Scotland Group PLC	6.375%	2/1/11	40,775	39,254
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	9,700	7,292
	Royal Bank of Scotland Group PLC	5.050%	1/8/15	19,510	14,373
	Royal Bank of Scotland Group PLC	4.700%	7/3/18	10,000	6,039
	State Street Corp.	5.375%	4/30/17	76,315	69,886
	SunTrust Banks, Inc.	4.250%	10/15/09	9,680	9,694
4	SunTrust Banks, Inc.	3.000%	11/16/11	25,000	25,916

4

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	UBS AG	5.875%	7/15/16	50,000	38,776
	US Bank NA	6.375%	8/1/11	17,940	19,278
	US Bank NA	6.300%	2/4/14	30,000	32,356
	Wachovia Bank NA	6.600%	1/15/38	60,000	50,896
	Wachovia Corp.	4.375%	6/1/10	19,400	19,881
3	WEA Finance LLC	7.125%	4/15/18	34,000	31,689
	Wells Fargo & Co.	6.375%	8/1/11	15,000	15,706
	Wells Fargo & Co.	5.125%	9/1/12	10,000	10,037
	Wells Fargo & Co.	5.250%	10/23/12	50,000	51,612
	Wells Fargo & Co.	4.950%	10/16/13	15,000	14,977
	Wells Fargo & Co.	5.125%	9/15/16	25,000	23,005
	Wells Fargo Bank NA	6.450%	2/1/11	5,000	5,205
2	Wells Fargo Capital XIII	7.700%	12/29/49	50,000	39,000
	Wells Fargo Financial	5.500%	8/1/12	20,000	20,400
	World Savings Bank, FSB	4.500%	6/15/09	14,845	14,850
	Brokerage (0.1%)
	Ameriprise Financial Inc.	5.350%	11/15/10	22,605	22,594
	Finance Companies (1.6%)
	American Express Centurion Bank	4.375%	7/30/09	10,000	10,020
	American Express Co.	4.750%	6/17/09	20,000	20,010
	CIT Group, Inc.	4.125%	11/3/09	25,000	24,000
	CIT Group, Inc.	7.625%	11/30/12	27,660	21,437
	General Electric Capital Corp.	6.125%	2/22/11	19,400	20,386
4	General Electric Capital Corp.	3.000%	12/9/11	50,000	51,704
	General Electric Capital Corp.	5.875%	2/15/12	30,000	31,184
	General Electric Capital Corp.	6.000%	6/15/12	15,000	15,693
	General Electric Capital Corp.	5.250%	10/19/12	60,000	61,096
	General Electric Capital Corp.	5.450%	1/15/13	40,000	40,815
	General Electric Capital Corp.	5.400%	2/15/17	20,000	19,069
	General Electric Capital Corp.	6.750%	3/15/32	30,000	27,524
	General Electric Capital Corp.	6.150%	8/7/37	37,800	31,576
	HSBC Finance Corp.	5.700%	6/1/11	19,230	19,398
	HSBC Finance Corp.	6.375%	10/15/11	75,000	76,961
	HSBC Finance Corp.	5.500%	1/19/16	25,000	23,202
	International Lease Finance Corp.	5.400%	2/15/12	50,000	39,500
	International Lease Finance Corp.	5.300%	5/1/12	50,000	38,875
	NYSE Euronext	4.800%	6/28/13	52,025	53,458
2,3	US Trade Funding Corp.	4.260%	11/15/14	14,291	15,353
	Insurance (3.2%)
	ACE Capital Trust II	9.700%	4/1/30	20,000	16,721
	ACE INA Holdings, Inc.	5.800%	3/15/18	40,360	37,930
	Aetna, Inc.	6.500%	9/15/18	11,460	11,219
3	AIG SunAmerica Global Financing VI	6.300%	5/10/11	60,000	52,125
	Allstate Corp.	7.200%	12/1/09	40,000	40,350
	Allstate Corp.	5.000%	8/15/14	10,000	9,741
2	Allstate Corp.	6.125%	5/15/37	30,000	21,533
2	Allstate Corp.	6.500%	5/15/57	20,000	14,790
	American International Group, Inc.	4.700%	10/1/10	34,400	25,198
	American International Group, Inc.	6.250%	3/15/37	24,040	5,048
	Berkshire Hathaway Finance Corp.	4.625%	10/15/13	50,000	51,525
	Chubb Corp.	6.000%	5/11/37	50,000	47,221
	Cincinnati Financial Corp.	6.920%	5/15/28	20,000	14,569
3	Farmers Exchange Capital	7.050%	7/15/28	25,000	15,692

	Genworth Financial, Inc.	5.125%	3/15/11	47,825	41,547
	Genworth Financial, Inc.	5.750%	5/15/13	25,000	20,313
	Hartford Financial Services Group, Inc.	7.900%	6/15/10	35,000	35,296
	Hartford Financial Services Group, Inc.	4.625%	7/15/13	9,000	7,787
	Hartford Financial Services Group, Inc.	4.750%	3/1/14	15,000	12,798
	Hartford Financial Services Group, Inc.	6.000%	1/15/19	44,000	35,455
	Hartford Life, Inc.	5.200%	2/15/11	24,185	22,949
	ING USA Global	4.500%	10/1/10	25,000	24,383
3	Jackson National Life Insurance Co.	8.150%	3/15/27	39,480	30,069
3	Liberty Mutual Insurance Co.	7.875%	10/15/26	31,210	21,704

5

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Marsh & McLennan Cos., Inc.	6.250%	3/15/12	25,000	25,042
3	MassMutual Global Funding II	3.500%	3/15/10	50,000	48,920
	Mercury General Corp.	7.250%	8/15/11	20,000	20,348
3	MetLife Global Funding I	4.500%	5/5/10	20,000	19,670
3	MetLife Global Funding I	5.125%	11/9/11	30,000	29,892
3	Metropolitan Life Insurance Co.	7.700%	11/1/15	51,000	49,137
3	New York Life Global Funding	5.250%	10/16/12	20,720	20,955
3	New York Life Insurance	5.875%	5/15/33	55,395	45,027
	Principal Life Income Funding	5.125%	3/1/11	42,935	41,880
	Protective Life Secured Trust	4.850%	8/16/10	15,205	14,793
	Prudential Financial, Inc.	5.800%	6/15/12	25,080	24,185
	Prudential Financial, Inc.	5.150%	1/15/13	29,115	27,087
	Prudential Financial, Inc.	4.750%	4/1/14	28,700	26,004
	Prudential Financial, Inc.	5.100%	9/20/14	10,000	9,241
3	TIAA Global Markets	5.125%	10/10/12	46,100	47,088
	Torchmark Corp.	7.875%	5/15/23	45,000	40,308
	Travelers Cos. Inc.	5.800%	5/15/18	32,500	33,027
	UnitedHealth Group, Inc.	4.125%	8/15/09	23,950	24,102
	UnitedHealth Group, Inc.	4.750%	2/10/14	10,000	10,008
	UnitedHealth Group, Inc.	6.000%	11/15/17	36,000	34,668
	XL Capital Ltd.	6.500%	1/15/12	50,000	43,578

	Real Estate Investment Trusts (0.6%)
	ERP Operating LP	5.375%	8/1/16	9,675	8,616
	Kimco Realty Corp.	5.783%	3/15/16	4,750	3,993
	ProLogis	5.625%	11/15/16	35,600	27,056
	Realty Income Corp.	6.750%	8/15/19	36,095	30,705
	Simon Property Group Inc.	5.100%	6/15/15	50,000	43,453
	Simon Property Group Inc.	6.100%	5/1/16	49,050	44,858
	Simon Property Group Inc.	5.875%	3/1/17	20,000	17,772
	Simon Property Group Inc.	6.125%	5/30/18	25,000	22,304
3	Westfield Group	5.700%	10/1/16	60,000	51,950
					5,435,505
Industrial (11.8%)
	Basic Industry (0.6%)
	Alcan, Inc.	4.500%	5/15/13	20,000	18,574
	Alcan, Inc.	7.250%	3/15/31	21,273	18,041
	Alcoa, Inc.	5.720%	2/23/19	33,594	26,609
	Alcoa, Inc.	5.870%	2/23/22	12,597	9,209
	BHP Billiton Finance (USA) Ltd.	4.800%	4/15/13	15,000	15,519
	BHP Billiton Finance Ltd.	7.250%	3/1/16	15,000	17,033
	E.I. du Pont de Nemours & Co.	4.125%	4/30/10	24,930	25,507
	E.I. du Pont de Nemours & Co.	4.750%	11/15/12	17,560	18,367
	PPG Industries, Inc.	6.875%	2/15/12	9,355	9,821
	Rio Tinto Finance USA Ltd.	6.500%	7/15/18	52,000	51,062
2	Rohm & Haas Co.	9.800%	4/15/20	8,250	8,767
	Weyerhaeuser Co.	7.375%	3/15/32	25,000	18,822
	Capital Goods (1.4%)
	Boeing Co.	8.625%	11/15/31	9,460	11,647
	Caterpillar Financial Services Corp.	5.050%	12/1/10	25,000	25,951
	Caterpillar, Inc.	7.300%	5/1/31	10,000	10,344
	Deere & Co.	7.125%	3/3/31	25,000	23,665
	General Dynamics Corp.	4.250%	5/15/13	40,000	41,579

	General Electric Co.	5.250%	12/6/17	41,685	41,076
3	Hutchison Whampoa International Ltd.	6.500%	2/13/13	50,000	52,328
	John Deere Capital Corp.	5.350%	1/17/12	40,000	41,727
4	John Deere Capital Corp.	2.875%	6/19/12	50,000	51,569
	John Deere Capital Corp.	5.100%	1/15/13	40,000	41,266
	Minnesota Mining & Manufacturing Corp.	6.375%	2/15/28	30,000	30,638
3	Siemens Financieringsmat	5.750%	10/17/16	89,650	89,819
	United Technologies Corp.	7.500%	9/15/29	19,230	21,191
	United Technologies Corp.	6.050%	6/1/36	20,325	19,592
	United Technologies Corp.	6.125%	7/15/38	45,000	44,361

6

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Communication (2.1%)
	AT&T Inc.	5.100%	9/15/14	40,160	41,511
	AT&T Inc.	5.600%	5/15/18	44,000	44,877
	AT&T Inc.	6.450%	6/15/34	73,115	66,946
	AT&T Inc.	6.800%	5/15/36	11,305	11,125
	AT&T Inc.	6.500%	9/1/37	19,675	19,346
	BellSouth Corp.	6.000%	10/15/11	25,000	26,842
	BellSouth Corp.	5.200%	9/15/14	20,000	20,624
	BellSouth Corp.	6.550%	6/15/34	32,225	29,020
	BellSouth Corp.	6.000%	11/15/34	11,995	10,226
	BellSouth Telecommunications Inc.	7.000%	12/1/95	27,600	22,389
	Chesapeake & Potomac Telephone Co.	7.150%	5/1/23	10,000	9,562
	Comcast Corp.	5.700%	5/15/18	48,500	47,940
	Deutsche Telekom International Finance	8.500%	6/15/10	50,000	53,092
	France Telecom	7.750%	3/1/11	50,000	54,184
	Telefonica Europe BV	7.750%	9/15/10	50,000	53,041
	Time Warner Cable Inc.	5.850%	5/1/17	34,980	34,506
	Verizon Communications Corp.	4.350%	2/15/13	15,530	15,843
	Verizon Communications Corp.	5.500%	4/1/17	25,000	24,971
	Verizon Communications Corp.	6.900%	4/15/38	9,710	9,855
	Verizon Global Funding Corp.	6.875%	6/15/12	10,000	11,036
	Verizon Global Funding Corp.	4.375%	6/1/13	10,000	10,145
	Verizon Global Funding Corp.	7.750%	12/1/30	56,410	61,537
	Verizon Global Funding Corp.	5.850%	9/15/35	59,525	53,773
3	Verizon Wireless Capital	5.550%	2/1/14	28,000	29,549
3	Verizon Wireless Capital	8.500%	11/15/18	21,000	25,221
	Vodafone Group PLC	5.000%	12/16/13	10,000	10,462
	Vodafone Group PLC	5.375%	1/30/15	40,000	40,479
	Consumer Cyclical (1.8%)
3	American Honda Finance	4.625%	4/2/13	50,000	45,739
	CVS Caremark Corp.	4.875%	9/15/14	35,000	35,480
	CVS Caremark Corp.	5.750%	6/1/17	16,285	16,216
	DaimlerChrysler North America Holding Corp.	6.500%	11/15/13	49,855	49,989
	DaimlerChrysler North America Holding Corp.	8.500%	1/18/31	33,000	32,576
	Home Depot Inc.	4.625%	8/15/10	12,000	12,280
	Johnson Controls, Inc.	7.125%	7/15/17	36,300	33,981
	Kohl's Corp.	6.000%	1/15/33	32,000	25,591
	Lowe's Cos., Inc.	8.250%	6/1/10	12,870	13,567
	Lowe's Cos., Inc.	6.875%	2/15/28	5,790	5,908
	Lowe's Cos., Inc.	6.500%	3/15/29	39,900	39,110
	Lowe's Cos., Inc.	5.500%	10/15/35	20,000	17,089
	Lowe's Cos., Inc.	6.650%	9/15/37	25,905	25,801
	Staples Inc.	9.750%	1/15/14	25,220	27,868
	Target Corp.	5.875%	3/1/12	40,000	42,616
	Target Corp.	5.125%	1/15/13	24,025	24,985
	Target Corp.	5.875%	7/15/16	20,000	20,463
	The Walt Disney Co.	6.375%	3/1/12	20,000	21,394
	The Walt Disney Co.	4.700%	12/1/12	33,500	35,287
	The Walt Disney Co.	5.625%	9/15/16	30,000	31,472
	Time Warner, Inc.	5.500%	11/15/11	21,460	22,136

Time Warner, Inc.	7.570%	2/1/24	20,000	18,328
Time Warner, Inc.	6.950%	1/15/28	20,000	17,240
Wal-Mart Stores, Inc.	4.125%	2/15/11	35,000	36,606
Wal-Mart Stores, Inc.	5.250%	9/1/35	18,000	16,839
Western Union Co.	5.930%	10/1/16	60,000	58,648
Consumer Noncyclical (3.8%)
Abbott Laboratories	4.350%	3/15/14	30,500	31,390
Anheuser-Busch Cos., Inc.	5.000%	3/1/19	15,000	13,567
Anheuser-Busch Cos., Inc.	6.500%	1/1/28	19,550	17,461
Anheuser-Busch Cos., Inc.	6.800%	8/20/32	20,000	18,406
Archer-Daniels-Midland Co.	7.000%	2/1/31	20,130	21,336
AstraZeneca PLC	6.450%	9/15/37	48,385	52,082
Baxter International, Inc.	5.900%	9/1/16	12,498	13,199

7

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	Cargill Inc.	5.200%	1/22/13	36,000	35,704
3	Cargill Inc.	4.375%	6/1/13	20,400	19,602
3	Cargill Inc.	6.000%	11/27/17	25,000	23,777
3	Cargill Inc.	6.875%	5/1/28	19,355	17,369
3	Cargill Inc.	6.125%	4/19/34	28,980	23,332
	Coca-Cola Co.	5.350%	11/15/17	85,000	89,621
	Coca-Cola Enterprises Inc.	6.125%	8/15/11	40,000	43,729
	Coca-Cola Enterprises Inc.	7.000%	10/1/26	10,075	11,115
	Coca-Cola HBC Finance BV	5.125%	9/17/13	43,000	42,795
	Coca-Cola HBC Finance BV	5.500%	9/17/15	17,440	18,031
	Colgate-Palmolive Co.	7.600%	5/19/25	13,920	16,139
	ConAgra Foods, Inc.	6.750%	9/15/11	632	680
	ConAgra Foods, Inc.	5.819%	6/15/17	9,503	9,355
	Diageo Capital PLC	5.200%	1/30/13	50,590	52,030
	Eli Lilly & Co.	6.000%	3/15/12	45,000	49,698
	General Mills, Inc.	5.200%	3/17/15	42,000	42,883
	GlaxoSmithKline Capital Inc.	4.850%	5/15/13	35,000	36,797
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	35,000	35,919
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	45,000	41,767
	Hershey Foods Corp.	4.850%	8/15/15	9,620	9,611
	Johnson & Johnson	5.150%	7/15/18	14,800	15,778
	Kimberly-Clark Corp.	4.875%	8/15/15	30,000	30,492
	Kraft Foods, Inc.	6.250%	6/1/12	34,170	36,892
	Medtronic Inc.	4.375%	9/15/10	19,235	19,815
	Medtronic Inc.	4.750%	9/15/15	20,000	20,131
	Merck & Co.	5.125%	11/15/11	69,000	73,188
	Pepsi Bottling Group, Inc.	7.000%	3/1/29	10,000	10,806
	Pepsico, Inc.	5.150%	5/15/12	50,000	53,925
	Pfizer, Inc.	5.350%	3/15/15	33,000	35,939
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	54,590	67,982
3	SABMiller PLC	6.500%	7/1/16	50,000	49,255
	Schering-Plough Corp.	5.550%	12/1/13	39,000	41,253
	Schering-Plough Corp.	6.550%	9/15/37	10,000	10,114
	Sysco Corp.	5.375%	9/21/35	25,000	23,159
3	Tesco PLC	5.500%	11/15/17	50,000	48,145
	Unilever Capital Corp.	7.125%	11/1/10	77,000	82,863
	Unilever Capital Corp.	5.900%	11/15/32	27,000	26,132
	Wyeth	6.950%	3/15/11	30,000	32,503
	Zeneca Wilmington Inc.	7.000%	11/15/23	29,000	32,171
	Energy (0.5%)
	Apache Finance Canada Corp.	7.750%	12/15/29	19,910	21,914
	Conoco Funding Co.	6.350%	10/15/11	30,000	32,977
	ConocoPhillips	9.375%	2/15/11	20,000	22,387
	ConocoPhillips	5.200%	5/15/18	80,000	79,619
	EOG Resources Inc.	5.625%	6/1/19	16,100	16,543
	Suncor Energy, Inc.	7.150%	2/1/32	20,279	18,328
	Suncor Energy, Inc.	5.950%	12/1/34	20,700	15,966
	Other Industrial (0.2%)
	Dover Corp.	6.500%	2/15/11	26,518	28,279
	Snap-On Inc.	6.250%	8/15/11	34,990	36,793
	Technology (0.7%)
	Cisco Systems Inc.	5.250%	2/22/11	32,000	34,010
	Hewlett-Packard Co.	5.250%	3/1/12	75,000	80,505
	Hewlett-Packard Co.	5.500%	3/1/18	29,135	30,539
	IBM International Group Capital	5.050%	10/22/12	50,000	54,118

	International Business Machines Corp.	8.375%	11/1/19	25,000	31,210
	International Business Machines Corp.	5.875%	11/29/32	25,000	25,301
	Intuit Inc.	5.400%	3/15/12	19,610	19,745
	Oracle Corp.	4.950%	4/15/13	25,020	26,573
	Transportation (0.7%)
2	Continental Airlines, Inc.	5.983%	4/19/22	31,465	25,487
3	ERAC USA Finance Co.	5.800%	10/15/12	12,835	11,775

8

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
3	ERAC USA Finance Co.	5.600%	5/1/15	6,960	5,945
3	ERAC USA Finance Co.	5.900%	11/15/15	19,500	16,746
3	ERAC USA Finance Co.	7.000%	10/15/37	26,175	19,616
2	Federal Express Corp.	6.720%	1/15/22	34,898	34,301
2	Southwest Airlines Co.	7.540%	6/29/15	30,772	30,483
	Southwest Airlines Co.	5.750%	12/15/16	46,500	41,961
2	Southwest Airlines Co.	6.150%	8/1/22	22,952	21,053
	United Parcel Service of America	4.500%	1/15/13	66,475	70,268
					4,699,775
Utilities (3.3%)
	Electric (2.8%)
	Alabama Power Co.	4.850%	12/15/12	42,330	44,780
	Alabama Power Co.	5.550%	2/1/17	17,650	17,949
	Alabama Power Co.	5.700%	2/15/33	15,000	14,197
	Carolina Power & Light Co.	6.300%	4/1/38	14,705	15,140
	Central Illinois Public Service	6.125%	12/15/28	54,000	38,570
	Commonwealth Edison Co.	5.950%	8/15/16	23,120	23,028
	Connecticut Light & Power Co.	5.650%	5/1/18	13,655	14,071
	Consolidated Edison Co. of New York	5.500%	9/15/16	20,930	21,733
	Consolidated Edison Co. of New York	5.300%	12/1/16	25,505	25,308
	Duke Energy Carolinas LLC	5.250%	1/15/18	9,000	9,265
	Duke Energy Carolinas LLC	5.100%	4/15/18	18,235	18,135
3	EDP Finance BV	5.375%	11/2/12	40,745	41,436
3	Enel Finance International	6.800%	9/15/37	38,515	35,656
	Exelon Generation Co. LLC	6.950%	6/15/11	50,000	52,719
	Florida Power & Light Co.	5.550%	11/1/17	9,835	10,433
	Florida Power & Light Co.	5.650%	2/1/35	50,000	48,158
	Florida Power & Light Co.	4.950%	6/1/35	10,000	8,709
	Florida Power & Light Co.	5.650%	2/1/37	5,000	4,876
	Florida Power & Light Co.	5.950%	2/1/38	39,215	39,316
	Florida Power Corp.	6.350%	9/15/37	8,000	8,234
	Florida Power Corp.	6.400%	6/15/38	27,055	28,725
	Georgia Power Co.	5.400%	6/1/18	38,660	38,997
	MidAmerican Energy Holdings Co.	6.125%	4/1/36	25,000	23,722
	National Rural Utilities Cooperative Finance Corp.	5.450%	2/1/18	60,000	56,185
	Northern States Power Co.	6.250%	6/1/36	50,000	51,793
	PacifiCorp	5.900%	8/15/34	12,500	12,369
	PacifiCorp	6.250%	10/15/37	36,635	37,972
	PECO Energy Co.	5.350%	3/1/18	20,545	20,877
	Potomac Electric Power	6.500%	11/15/37	25,000	24,427
	PPL Energy Supply LLC	6.200%	5/15/16	13,573	12,899
	Public Service Electric & Gas	5.300%	5/1/18	25,100	25,877
	Public Service Electric & Gas	5.800%	5/1/37	50,000	48,580
	South Carolina Electric & Gas Co.	5.800%	1/15/33	9,000	8,685
	South Carolina Electric & Gas Co.	6.050%	1/15/38	34,000	34,087
	Southern California Edison Co.	6.000%	1/15/34	7,695	7,803
	Southern California Edison Co.	5.550%	1/15/37	50,475	47,228
	Southern California Edison Co.	5.950%	2/1/38	50,000	50,128
	Southern Co.	5.300%	1/15/12	13,300	14,037
	Wisconsin Electric Power Co.	4.500%	5/15/13	21,565	21,933
	Wisconsin Electric Power Co.	5.700%	12/1/36	17,280	16,297
	Wisconsin Public Service	6.080%	12/1/28	45,000	39,209
	Natural Gas (0.4%)
	AGL Capital Corp.	6.375%	7/15/16	25,815	24,674

	British Transco Finance	6.625%	6/1/18	50,000	49,362
3	Duke Energy Field Services	6.450%	11/3/36	30,325	20,038
	KeySpan Corp.	4.650%	4/1/13	9,000	8,745
	National Grid PLC	6.300%	8/1/16	30,000	29,951
	San Diego Gas & Electric	6.000%	6/1/26	3,600	3,744
	Wisconsin Gas Co.	6.600%	9/15/13	13,100	13,729

9

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

				Face	Market
			Maturity	Amount	Value
		Coupon	Date	($000)	($000)
	Other Utility (0.1%)
	UGI Utilities Inc.	5.753%	9/30/16	37,590	36,040
					1,299,826
Total Corporate Bonds (Cost $12,130,523)					11,516,816
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
3	Emirate of Abu Dhabi	5.500%	8/2/12	10,000	10,473
	Inter-American Development Bank	4.375%	9/20/12	40,000	41,720
	International Bank for Reconstruction & Development	4.750%	2/15/35	40,000	37,837
	Japan Finance Corp.	4.625%	4/21/15	50,000	49,010
	Kreditanstalt fur Wiederaufbau	7.000%	3/1/13	10,000	10,975
	Oesterreichische Kontrollbank	4.500%	3/9/15	50,000	50,843
	Province of British Columbia	4.300%	5/30/13	40,000	41,125
	Province of Manitoba	4.450%	4/12/10	57,000	58,008
	Province of Ontario	4.500%	2/3/15	35,000	35,315
	Province of Quebec	4.875%	5/5/14	25,000	25,947
	Province of Quebec	5.125%	11/14/16	50,000	49,870
	Quebec Hydro Electric	6.300%	5/11/11	40,000	42,605
	Republic of Italy	4.500%	1/21/15	50,000	50,375
	Republic of South Africa	6.500%	6/2/14	21,900	22,557
3	Taqa Abu Dhabi National Energy Co.	5.875%	10/27/16	47,180	43,595
Total Sovereign Bonds (Cost $566,510)					570,255
Taxable Municipal Bonds (1.0%)
	Atlanta GA Downtown Dev. Auth. Rev.	6.875%	2/1/21	12,985	13,376
	Connecticut GO	5.850%	3/15/32	42,320	39,858
	Illinois (Taxable Pension) GO	5.100%	6/1/33	61,510	53,692
	Illinois State Tollway Highway Auth. Toll Highway Rev.	6.184%	1/1/34	11,765	11,741
5	Kansas Dev. Finance Auth. Rev. (Public Employee
	Retirement System)	5.501%	5/1/34	50,000	44,923
	New Jersey Turnpike Auth. Rev.	7.414%	1/1/40	29,885	33,062
6	Oakland CA Pension Obligation	6.980%	12/15/09	7,801	7,956
3,6	Ohana Military Communities LLC	5.558%	10/1/36	9,600	7,224
3,6	Ohana Military Communities LLC	5.780%	10/1/36	16,360	12,640
	Oregon GO	5.902%	8/1/38	19,510	16,945
	Oregon School Board Assn.	5.528%	6/30/28	50,000	46,155
3	Pacific Beacon LLC	5.379%	7/15/26	9,000	7,069
	President and Fellows of Harvard College	6.300%	10/1/37	50,675	51,002
	Stanford Univ.	6.875%	2/1/24	34,745	40,153
	Stanford Univ.	7.650%	6/15/26	29,000	32,952
Total Taxable Municipal Bonds (Cost $442,589)					418,748

					Market
					Value
		Coupon		Shares	($000)
Temporary Cash Investments (2.4%)
Money Market Fund (1.6%)
7,8	Vanguard Market Liquidity Fund	0.391%		628,381,972	628,382

			Face
		Maturity	Amount
		Date	($000)
Repurchase Agreement (0.8%)
BNP Paribas Securities Corp.
(Dated 5/29/09, Repurchase Value $311,705,000,
collateralized by Federal National Mortgage Assn.
4.000%-7.000%, 8/1/13-6/1/39, Government National Mortgage Assn. 4.500%-6.000%,
10/15/23 -5/15/39)	0.190%	6/1/09	311,700	311,700
Total Temporary Cash Investments (Cost $940,082)				940,082

10

Vanguard® Wellington Fund

Schedule of Investments

May 31, 2009

Market
Value
($000)
Total Investments (100.9%) (Cost $39,345,036)	40,121,404
Other Assets and Liabilities—Net (-0.9%)[8]	(375,793)
Net Assets (100%)	39,745,611

*  Non-income-producing security.

^  Part of security position is on loan to broker-dealers. The total value of securities on loan is $623,961,000.

1  The issuer operates under a congressional charter; its securities are not backed by the full faith and credit of the U.S. government.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2009, the aggregate value of these securities was $1,391,324,000, representing 3.5% of net assets.

4  Guaranteed by the Federal Deposit Insurance Corporation (FDIC) as part of the Temporary Liquidity Guarantee Program. At May 31, 2009, the aggregate value of these securities was $272,849,000, representing 0.7% of net assets.

5  Scheduled principal and interest payments are guaranteed by FSA (Financial Security Association).

6  Scheduled principal and interest payments are guaranteed by Municipal Bond Insurance Association.

7  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

8  Includes $628,382,000 of collateral received for securities on loan.

ADR—American Depositary Receipt.

GO—General Obligation Bond.

11

© 2009 Vanguard Group. Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

SNA212 072009

Item 2: Not Applicable.

Item 3: Not Applicable.

Item 4: Not Applicable.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.

(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLINGTON FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 15, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLINGTON FUND
BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: July 15, 2009

VANGUARD WELLINGTON FUND
BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: July 15, 2009

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on January 18, 2008, see file Number 2-29601, Incorporated by Reference;

and pursuant to a Power of Attorney filed on September 26, 2008, see File Number 2-47371, Incorporated by Reference.